EXHIBIT 13

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2014.

/s/ Elizabeth Belanger
Elizabeth Belanger
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2014.

/s/ Eric J. Martin
Eric J. Martin
Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michael van Katwijk, a Senior Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2014.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth A. Summers, a Director and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January, 2015.

/s/ Elizabeth A. Summers
Elizabeth A. Summers
Director and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, a Director, Senior Vice President, Assistant Secretary and Division General Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October, 2014.

/s/ Marc Cahn
Marc Cahn
Director, Senior Vice President, Assistant Secretary and Division General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alice Hocking, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of January, 2015.

/s/ Alice Hocking
Alice Hocking
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of October, 2014.

/s/ Peter P. Post
Peter P. Post
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of October, 2014.

/s/ Steven E. Frushtick
Steven E. Frushtick
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr., a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of October, 2014.

/s/ William Brown, Jr.
William Brown, Jr.
Director